                                                                    EXHIBIT 10.0

                             PARTICIPATION AGREEMENT

         PARTICIPATION AGREEMENT dated May ___, 2003 between PanAmerican Bancorp, a Delaware corporation ("PanAmerican") and McAlpine Ltd., a company incorporated in the Cayman Islands ("Limited").

                              Preliminary Statement

         Pursuant to a separate subscription agreement Limited has purchased 1,000,000 Class A Warrants and 1,000,000 Class B Warrants of PanAmerican (the "Limited Warrants").

         As a condition of such sale, PanAmerican has agreed to give Limited certain rights (the "Participation Rights")

         This agreement is entered into to provide for certain Participation Rights. This agreement is being delivered by the parties for mutual consideration and is meant to be legally binding.

         1. Except for Excluded Securities (as defined in this agreement), Limited shall have the right as set forth below to purchase: (a) any shares of PanAmerican's common stock and warrants offered by PanAmerican in a public or private offering, (b) any other security of PanAmerican that is convertible into or exchangeable for the common stock and/or warrants of PanAmerican (collectively a "Common Stock and/or Warrants Equivalent") offered by PanAmerican in a public or private offering. Limited's Participation Rights are limited as it is only permitted to purchase shares of PanAmerican's common stock or Common Stock Equivalent or warrants, that are being offered for sale by PanAmerican, pursuant to a specific public or private offering, in percentage amounts which are no greater that the percentage common stock and/or warrants ownership interest of Limited in PanAmerican, which shall be determined by the number of shares of common stock and/or warrants beneficially owned by Limited divided by the total number of shares of PanAmerican common stock and/or warrants issued and outstanding on the date PanAmerican receives written notice of Limited's exercise of its Participation Rights unless Limited and PanAmerican agree differently in writing. In the absolute discretion of PanAmerican, PanAmerican may determine whether Limited may exercise its Participation Rights by purchasing common stock and/or warrants or Common Stock Equivalent pursuant to a then existing public or private offering or whether PanAmerican will issue additional shares or warrants to Limited outside of such offerings. PanAmerican shall provide written notice of all private offerings, upon their commencement date and for public offerings upon filing with the United States Securities and Exchange Commission, to Limited along with the offering documentation.

         2. Notice of Limited's intention to exercise its Participation Rights, in whole or in part, shall be evidenced by a writing signed by Limited and delivered to PanAmerican within 30-days of the beginning of the public or private offering (each, a

"Notice of Participation"), setting forth such portion of the Offered Securities that Limited elects to purchase.

         3. Upon the closing, which shall include full payment to PanAmerican, of the Issuance to such other person or persons (the "Other Buyers") of all or part of the remaining Offered Securities, Limited shall purchase from PanAmerican, and PanAmerican shall Issue to Limited, the Offered Securities covered by the Notice of Acceptance on the terms specified in the Preemptive Offer. The purchase by Limited of any Offered Securities is subject in all cases to the execution and delivery by PanAmerican and Limited of a purchase agreement relating to such Offered Securities in form and substance similar in all material respects to the extent applicable to that executed and delivered between PanAmerican and the Other Buyers.

         4.       As used herein, "Excluded Securities" shall mean:

                  (a) The Limited Warrants issued or issuable pursuant to this Agreement and the other securities issued or to be issued pursuant to PanAmerican's Confidential Offering Memorandum dated August 30, 2002, (the "August Offering Securities") and PanAmerican's Confidential Offering Memorandum dated January 8, 2003 (the "January Offering");

                  (b) shares of Common Stock issued or issuable to McAlpine Park Lane, Inc., a Florida corporation ("Park Lane"), pursuant to a subscription dated the date hereof delivered by Park Lane to PanAmerican or pursuant to the Participation Agreement dated the date hereof between Park Lane and PanAmerican;

                  (c) shares of Common Stock issuable or issued to employees, advisors, consultants or outside directors of PanAmerican directly or pursuant to an employee benefit plan approved by the compensation committee of the Board;

                  (d) Common Stock issued or issuable upon conversion, exercise or exchange of any securities (i) outstanding on the date hereof; or
(ii) upon the conversion or exercise of any convertible security, right, Option or warrant which is subject to a Preemptive Offer; issued or issuable pursuant to this Agreement; or (iii) issued or issuable in connection with an August Offering and January Offering of Securities;

                  (e) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of PanAmerican's capital stock or issued or issuable in connection with a merger or consolidation of PanAmerican; and

                  (f) securities issued, pursuant to a merger or acquisition, by PanAmerican.

         5. Successors and Assigns. This Agreement shall bind and inure to the benefit of PanAmerican and Limited and the respective successors and assigns. PanAmerican acknowledges that Limited may only assign, all or part of its rights and obligations under this Agreement to one or more other partnerships, corporations, trusts or other organizations which are controlled by, control or are under common control with

Limited along with the related Limited Warrants, without the consent of PanAmerican. Upon any such assignment, such assignee shall have and be able to exercise all rights of Limited. Except as set forth in this Section, Limited may not assign its rights and/or obligations hereunder to any party without the consent of PanAmerican, which consent shall not be unreasonably withheld.

         6. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         7. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

             PanAmerican               PanAmerican Bancorp
                                       3475 Sheridan Street
                                       Hollywood, Florida 33021
                                       Attn: Mr. Michael Golden

                 With a copy to:       Greenberg Traurig, P.A.
                                       5100 Town Center Circle, Suite 400
                                       Boca Raton, FL 33486
                                       Attn: Stephen A. Mendelsohn Esq.

             Limited                   McAlpine Ltd.
                                       P.O. Box 711
                                       Grand Cayman
                                       Attn: Henry Propper

                  All such notices, requests, consents and other communications shall be deemed to have been given when received.

         8. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of Limited and PanAmerican.

         9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         11. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America, in each case located in the County of Palm Beach, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of Or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Florida or the United States of America, in each case located in the County of Palm Beach, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

McALPINE LTD.                              PanAMERICAN BANCORP

By: ________________________________       By: _________________________________
    Henry Propper, Managing Director           Michael Golden, President and CEO

                             PARTICIPATION AGREEMENT

         PARTICIPATION AGREEMENT dated May ___, 2003 between PanAmerican Bancorp, a Delaware corporation ("PanAmerican") and McAlpine Park Lane, Inc., a Florida Corporation ("Park Lane").

                              Preliminary Statement

         Pursuant to a separate subscription agreement Park Lane has purchased 1,000,000 shares of the common stock of PanAmerican (the "Park Lane Shares").

         As a condition of such sale, PanAmerican has agreed to give Park Lane certain rights (the "Participation Rights")

         This agreement is entered into to provide for certain Participation Rights. This agreement is being delivered by the parties for mutual consideration and is meant to be legally binding.

         1. Except for Excluded Securities (as defined in this agreement), Park Lane shall have the right as set forth below to purchase: (a) any shares of PanAmerican's common stock offered by PanAmerican in a public or private offering, (b) any other equity security of PanAmerican that is convertible into or exchangeable for the common stock of PanAmerican (collectively a "Common Stock Equivalent") offered by PanAmerican in a public or private offering. Park Lane's Participation Rights are limited as it is only permitted to purchase additional shares of PanAmerican's common stock or Common Stock Equivalent, that are being offered for sale by PanAmerican, pursuant to a specific public or private offering, in percentage amounts which are no greater that the percentage common stock ownership interest of Park Lane in PanAmerican, which shall be determined by the number of shares of common stock beneficially owned by Park Lane divided by the total number of shares of PanAmerican common stock issued and outstanding on the date PanAmerican receives written notice of Park Lane's exercise of its Participation Rights unless Park Lane and PanAmerican agree differently in writing. In the absolute discretion of PanAmerican, PanAmerican may determine whether Park Lane may exercise its Participation Rights by purchasing common stock or Common Stock Equivalent pursuant to a then existing public or private offering or whether PanAmerican will issue additional shares to Park Lane outside of such offerings. PanAmerican shall provide written notice of all private offerings, upon their commencement date and for public offerings upon filing with the United States Securities and Exchange Commission, to Park Lane along with the offering documentation.

         2. Notice of Park Lane's intention to exercise its Participation Rights, in whole or in part, shall be evidenced by a writing signed by Park Lane and delivered to PanAmerican within 30-days of the beginning of the public or private offering (each, a "Notice of Participation"), setting forth such portion of the Offered Securities that Park Lane elects to purchase.

         3. Upon the closing, which shall include full payment to PanAmerican, of the Issuance to such other person or persons (the "Other Buyers") of all or part of the remaining Offered Securities, Park Lane shall purchase from PanAmerican, and PanAmerican shall Issue to Park Lane, the Offered Securities covered by the Notice of Acceptance on the terms specified in the Preemptive Offer. The purchase by Park Lane of any Offered Securities is subject in all cases to the execution and delivery by PanAmerican and Park Lane of a purchase agreement relating to such Offered Securities in form and substance similar in all material respects to the extent applicable to that executed and delivered between PanAmerican and the Other Buyers.

         4.       As used herein, "Excluded Securities" shall mean:

                  (a) The Park Lane Shares issued or issuable pursuant to this Agreement and the other securities issued or to be issued pursuant to PanAmerican's Confidential Offering Memorandum dated August 30, 2002, (the "August Offering Securities") and PanAmerican's Confidential Offering Memorandum dated January 8, 2003 (the "January Offering");

                  (b) shares of Common Stock issued or issuable to McAlpine Ltd., a company organized under the laws of the Cayman Islands ("Limited"), pursuant to a subscription dated the date hereof delivered by Limited to PanAmerican or pursuant to the Participation Agreement dated the date hereof between Limited and PanAmerican;

                  (c) shares of Common Stock issuable or issued to employees, advisors, consultants or outside directors of PanAmerican directly or pursuant to an employee benefit plan approved by the compensation committee of the Board;

                  (d) Common Stock issued or issuable upon conversion, exercise or exchange of any securities (i) outstanding on the date hereof; or
(ii) upon the conversion or exercise of any convertible security, right, Option or warrant which is subject to a Preemptive Offer; issued or issuable pursuant to this Agreement; or (iii) issued or issuable in connection with an August Offering and January Offering of Securities;

                  (e) any capital stock issued as a stock dividend or upon any stock split or other subdivision or combination of shares of PanAmerican's capital stock or issued or issuable in connection with a merger or consolidation of PanAmerican; and

                  (f) securities issued, pursuant to a merger or acquisition, by PanAmerican.

         5. Successors and Assigns. This Agreement shall bind and inure to the benefit of PanAmerican and Park Lane and the respective successors and assigns. PanAmerican acknowledges that Park Lane may only assign, all or part of its rights and obligations under this Agreement to one or more other partnerships, corporations, trusts or other organizations which are controlled by, control or are under common control with Park Lane along with the related Park Lane Shares, without the consent of PanAmerican. Upon any such assignment, such assignee shall have and be able to exercise all rights of Park Lane. Except as set forth in this Section, Park Lane may not assign its rights and/or obligations hereunder to any party without the consent of PanAmerican, which consent shall not be unreasonably withheld.

         6. Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

         7. Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by telecopy, nationally recognized overnight courier or first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties:

            PanAmerican               PanAmerican Bancorp
                                      3475 Sheridan Street
                                      Hollywood, Florida 33021
                                      Attn: Mr. Michael Golden

                With a copy to:       Greenberg Traurig, P.A.
                                      5100 Town Center Circle, Suite 400
                                      Boca Raton, FL 33486
                                      Attn: Stephen A. Mendelsohn Esq.

            Park Lane                 McAlpine Park Lane, Inc.
                                      1100 Fifth Avenue South, Suite 201
                                      Naples, Florida 34102
                                      Attn: John Wanklyn

                  All such notices, requests, consents and other communications shall be deemed to have been given when received.

         8. Amendments. The terms and provisions of this Agreement may be modified or amended, or any of the provisions hereof waived, temporarily or permanently, pursuant to the written consent of Park Lane and PanAmerican.

         9. Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         10. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         11. Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

         12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Florida and of the United States of America, in each case located in the County of Palm Beach, for any action, proceeding or investigation in any court or before any governmental authority ("Litigation") arising out of Or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any Litigation relating thereto except in such courts), and further agrees that service of any process, summons, notice or document by U.S. registered mail to its respective address set forth in this Agreement shall be effective service of process for any Litigation brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation arising out of this Agreement or the transactions contemplated hereby in the courts of the State of Florida or the United States of America, in each case located in the County of Palm Beach, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Litigation brought in any such court has been brought in an inconvenient forum.

         13. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not render invalid or unenforceable any other provision of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this agreement as of the date first above written.

McALPINE PARK LANE, INC.                   PanAMERICAN BANCORP

By: ____________________________           By: _________________________________
    Cheryl K. Dampier, President               Michael Golden, President and CEO

                                                                     EXECUTION A

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") is made as of the ______ day of May, 2003, by and among PanAmerican Bancorp, a Delaware corporation ("PanAmerican"), McAlpine Park Lane, Inc., a Florida corporation ("Park Lane"), McAlpine Ltd., a company incorporated in the Cayman Islands ("Limited"), Franklin National Financial Group, LLC (the "Placement Agent"), and Devitt, Thistle & Devitt, P.A., as escrow agent ("Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Confidential Private Offering Memorandum, dated August 30, 2002 (the "Offering Memorandum"), PanAmerican offered in a private placement (the "Prior Offering") authorized under Section 4(2) of the Securities Act of 1933, as amended, units (the "Old Units") consisting of (x) one share (the "Share") of common stock of PanAmerican, (y) one warrant to purchase an additional share of common stock of PanAmerican at an exercise price of $0.80 (a "Class A Warrant") and (z) one warrant to purchase an additional share of common stock of PanAmerican at an exercise price of $0.70 (a "Class B Warrant") (collectively, the Class A Warrants and the Class B Warrants are referred to in this Agreement as the "Warrants") to prospective investors for an aggregate purchase price per Unit of One Dollar (US$1.00);

         WHEREAS, Park Lane and Limited wish to purchase Shares and Warrants, respectively, in PanAmerican on the same terms as set forth in the Offering Memorandum with regard to the Old Units, but subject to (i) a condition subsequent that the common stock of PanAmerican be listed for trading on the American Stock Exchange or NASDAQ small cap prior to the first anniversary of the Closing Date (as defined below) (the "Condition Subsequent") as evidenced by appropriate notice in the Wall Street Journal or similar publication, and (ii) Park Lane being granted a non-assignable right to purchase such portion of any future offering of the common shares and warrants of PanAmerican (the "Park Lane Participation Condition") as determined in accordance a separate participation rights agreement between Park Lane and PanAmerican (the "Park Lane Participation Agreement") in the form attached hereto as EXHIBIT "A" and (iii) Limited being granted a non-assignable right to purchase such portion of any future offering of the common stock and warrants of PanAmerican (the "Limited Participation Condition") as determined in accordance a separate participation rights agreement between Limited and PanAmerican (the "Limited Participation Agreement") in the form attached hereto as EXHIBIT "B";

         WHEREAS, PanAmerican is willing to sell Shares and Warrants to Park Lane and Limited on the same terms as the Prior Offering and subject to the Condition Subsequent, the Limited Participation Condition and the Park Lane Participation Condition;

         WHEREAS, Park Lane is willing to sign and deliver a subscription agreement for the purchase of Shares and Six Hundred Fifty Thousand Dollars (US$650,000) representing the purchase price of the Shares into escrow pending satisfaction of the Condition Subsequent and PanAmerican is willing to deliver signed and dated certificates representing the Shares into escrow pending satisfaction of the Condition Subsequent;

                                                                     EXECUTION A

         WHEREAS, Limited is willing to sign and deliver a subscription agreement for the purchase of Warrants and Three Hundred Fifty Thousand Dollars (US$350,000) representing the purchase price of the Warrants into escrow pending satisfaction of the Condition Subsequent and PanAmerican is willing to deliver signed and dated certificates representing the Class A Warrants and the Class B Warrants into escrow pending satisfaction of the Condition Subsequent;

         WHEREAS, PanAmerican, Park Lane and Limited agree that the Placement Agent shall be entitled to be paid a commission and expenses upon the occurrence of the Condition Subsequent, but only upon such occurrence, and that such commission and expenses shall be paid to the Placement Agent, if due, upon the release of the Purchase Funds (defined below) from escrow; and

         WHEREAS, Escrow Agent is willing to act as escrow agent in accordance with the terms and conditions set forth herein, and PanAmerican, Park Lane, Limited and the Placement Agent desire the Escrow Agent so to act.

         NOW, THEREFORE, in consideration of these premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

         1. Appointment of the Escrow Agent. PanAmerican, Park Lane, Limited and the Placement Agent hereby appoint Devitt, Thistle & Devitt, P.A., as escrow agent and Devitt, Thistle & Devitt, P.A., hereby accepts such appointment in accordance with the terms and conditions set forth in this Agreement. It is understood and agreed that the duties of the Escrow Agent are purely ministerial in nature and that the Escrow Agent shall not be responsible for the performance by PanAmerican Park Lane or Limited of their respective obligations under this Agreement.

         2.       Delivery and Deposit of the Escrow Fund; Closing Date.

                  (a) On the Closing Date (defined below), (i) Park Lane will deliver (x) an executed subscription agreement for the purchase of One Million Shares, (y) Six Hundred Fifty Thousand Dollars (US$650,000) (the "Park Lane Purchase Funds"), and (z) two executed counterparts of the Park Lane Participation Agreement to the Escrow Agent and (ii) Limited will deliver (x) an executed subscription agreement for the purchase of One Million Class A Warrants and One Million Class B Warrants (y) two executed counterparts of the Limited Participation Agreement to the Escrow Agent and (z) Three Hundred Fifty Thousand Dollars (US$350,000) (the "Limited Purchase Funds") (collectively, the Park Lane Purchase Funds and the Limited Purchase Funds are referred to in this Agreement as the "Purchase Funds"), to be held by the Escrow Agent and disbursed as provided in this Agreement. The Purchase Funds, copies of the Park Lane Participation Agreement and Limited Participation Agreement and subscription agreements held by the Escrow Agent under this Agreement are called the "McAlpine Escrow."

                  (b) On the Closing Date, PanAmerican will deliver to the Escrow Agent (i) an executed counterpart accepting the subscription agreements,
(ii) a certificate representing One Million Shares, (iii) a certificate representing One Million Class A Warrants, (iv) a certificate

                                                                     EXECUTION A

representing One Million Class B Warrants, and all to be held and disposed of as provided in this Agreement, and (v) two executed counterparts of each of the Park Lane Participation Agreement the Limited Participation Agreement. These documents and certificates held by the Escrow Agent under this Agreement are called the "PanAmerican Escrow."

                  (c) The Escrow Agent shall hold the McAlpine Escrow and the PanAmerican Escrow (collectively, the McAlpine Escrow and the PanAmerican Escrow are referred to in this Agreement as the "Escrow Fund") in escrow for the benefit of PanAmerican, Park Lane, Limited and the Placement Agent, as applicable. The Escrow Fund shall not be subject to any lien or attachment of any creditor or any other person, and shall be used solely for the purposes and subject to the conditions set forth in this Agreement. The Escrow Agent shall deposit the Purchase Funds into an account (the "Escrow Account") established at Sun Trust Bank, which is acceptable to each of PanAmerican, Park Lane, Limited and the Placement Agent, and shall distribute the Escrow Fund in accordance with Paragraph 3 below. The Purchase Funds shall only be invested in a secure money-market investment or an equivalent vehicle at Sun Trust Bank. For Federal Income Tax purposes, income from all investments and reinvestment of Purchase Funds shall be recognized by the party to whom the Purchase Funds are distributed.

                  (d) The funds and documents comprising the McAlpine Escrow and the PanAmerican Escrow, respectively, shall be delivered to the Escrow Agent prior to 5:00 p.m., New York City time, on May 25, 2003, or prior to 5:00 p.m., New York City time, on such other business day as the parties agree (the "Closing Date").

         3. Distribution and Termination of the Escrow. The Escrow Fund shall be distributed on the Escrow Termination Date in accordance with the provisions indicated in this Paragraph. "Escrow Termination Date" means the earliest to occur of: (i) a date prior to the Agreed Date indicated in a joint written direction of PanAmerican, Park Lane and Limited; (ii) the first anniversary of the Closing Date, provided that Park Lane, or Limited may send a written notice to the other parties to this Agreement not less than ten (10) days prior to the first anniversary of the Closing Date extending the period during which the Condition Subsequent may be satisfied to eighteen months after the Closing Date (the "Agreed Date"); and (iii) the date of occurrence of the Condition Subsequent.

                  (a) Upon the joint written direction of PanAmerican, Park Lane and Limited; or

                  (b) Following the occurrence of the Condition Subsequent, the Escrow Agent shall:

                           i. deliver the Shares and executed counterparts to
                  the subscription agreement and Park Lane Participation Agreement to Park Lane, and

                           ii. deliver the Class A Warrants, the Class B
                  Warrants and an executed counterpart to the subscription agreement and Limited Participation Agreement to Limited; and

                                                                     EXECUTION A

                           iii. deliver the Placement Agent Fee in the amount of
                  US$104,000 to the Placement Agent, of which $80,000 shall represent the Placement Agent's commission and $24,000 of which shall represent Placement Agent's expenses; and

                           iv. deliver the McAlpine Escrow minus the Placement
                  Agent Fee, together with all interest that has accrued on the Purchase Funds, to PanAmerican; or

                  (c) If the Termination Date has occurred prior to the Condition Subsequent, the Escrow Agent, no later than three (3) business days after such Termination Date, shall return the respective portions of the McAlpine Escrow to Park Lane and Limited (together with their respective pro rata share of the interest that has accrued in the Purchase Funds) and return the PanAmerican Escrow to Pan American.

                  (d) Upon delivery by the Escrow Agent of the Escrow Fund as prescribed above, the Escrow Agent shall be deemed instructed to close the Escrow Account and all duties and responsibilities of the Escrow Agent under this Agreement shall terminate.

         4. Escrow Agent's Fees. The Escrow Agent's fees and expenses as set forth on the schedule attached hereto and made a part hereof as EXHIBIT "C" shall be paid by PanAmerican.

         5.       Escrow Agent's Responsibilities.

                  (a) The Escrow Agent shall not be liable to anyone for any damages, losses or expenses which it may incur as a result of any act or omission of the Escrow Agent, unless such damages, losses or expenses are caused by the Escrow Agent's willful default or gross negligence. Accordingly, the Escrow Agent shall not incur any such liability with respect to (i) any action taken or omitted in good faith upon the advice of counsel or counsel for any other party hereto, given with respect to any question relating to the duties and responsibilities of the Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including execution, or the identity or authority of any person executing such instrument, its validity and effectiveness, but also as to the truth and accuracy of any information contained therein which the Escrow Agent shall in good faith believe to be genuine, to have been signed by a proper person or persons and to confirm to the provisions of this Agreement.

                  (b) The Escrow Agent shall not be bound in any way to any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement, or of its terms or conditions.

                  (c) PanAmerican, Park Lane and Limited, jointly, hereby agree to indemnify and hold harmless the Escrow Agent against any and all costs, losses, claims, damages, liabilities, expenses, including reasonable costs of investigation, court costs, attorney's fees and disbursements, which may be imposed upon the Escrow Agent in connection with its acceptance of appointment as Escrow Agent hereunder, including any litigation arising from this Agreement or involving the subject matter hereof, and all such costs, expenses and disbursements shall be

                                                                     EXECUTION A

for the account of and shall be borne and paid by PanAmerican, Park Lane and Limited, jointly, as a condition to termination of this Agreement.

         6.       Disputes.

                  (a) In the event of any disagreement among any of the parties to this Agreement, or among them and any other person resulting in adverse claims and demands being made in connection with or from any property involved herein or affected hereby, the Escrow Agent shall be entitled to refuse to comply with any such claims or demands as long as such disagreement may continue, and in so refusing, shall make no delivery or other disposition of any property then held by it under this Agreement, and in so doing, the Escrow Agent shall be entitled to continue to refrain from acting until (i) the right of adverse claimants shall have been finally settled by binding arbitration or finally adjudicated in a court assuming and having jurisdiction of the property involved herein or affected hereby, or (ii) all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified in writing of such agreement signed by the parties hereto or involved. All parties consent to the jurisdiction of the state or federal courts located in Palm Beach County, Florida for the purpose of adjudicating any matters arising hereunder.

                  (b) In the event of such disagreement, the Escrow Agent may, but need not, tender into the registry or custody of any court of competent jurisdiction all money or property in its hands under the terms of this Agreement, together with such legal proceedings as it deems appropriate, and thereupon to be discharged from all further duties under this Agreement. The filing of any such legal proceedings shall not deprive the Escrow Agent of its compensation earned prior to such filing.

         7. No Implied Duties. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no additional duties or obligations shall be implied hereunder.

         8. Entire Agreement. This Agreement contains the entire understanding between and among the parties hereto, and shall be binding upon and inure to the benefit of such parties, and subject to its terms, their respective successors, heirs, assigns and legal representatives.

         9. Governing Law. This Agreement is being delivered in and shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

         10. Notices. Notices, requests, demands or other communications required or permitted under this Agreement will be in writing and will be deemed given when actually delivered (and if delivered via facsimile transmission or other electronic means, date of delivery shall be date on confirmation receipt) or when sent by certified mail, postage prepaid, return receipt requested, on the third day after mailing, to the following addresses or such other address as a party may specify in writing to the other parties pursuant hereto:

                  Escrow Agent:     Devitt, Thistle & Devitt, P.A.
                                    30 Southeast 4th Avenue
                                    Delray Beach, FL 33483
                                    Attn: J. Jeffrey Thistle, Esq.

                                                                     EXECUTION A

                  PanAmerican       PanAmerican Bancorp
                                    3475 Sheridan Street
                                    Hollywood, FL 33021
                                    Attn: Mr. Michael Golden

                  With a copy to:   Greenberg Traurig, P.A.
                                    5100 Town Center Circle, Suite 400
                                    Boca Raton, FL 33486
                                    Attn: Stephen A. Mendelsohn Esq.

                  Park Lane         McAlpine Park Lane, Inc.
                                    1100 Fifth Avenue South, Suite 201
                                    Naples, FL 34102
                                    Attn: John Wanklyn

                  Limited           McAlpine Ltd.
                                    P.O. Box 711
                                    Grand Cayman
                                    Attn: Henry Propper

         11. Modifications. This Agreement shall not be modified, revoked, released or terminated except upon the mutual consent of the parties hereto, given in writing and delivered to the Escrow Agent.

         12. Resignation of Escrow Agent. Should, at any time, any attempt be made to modify this Agreement in a manner that would increase the duties and responsibilities of the Escrow Agent, or to modify this Agreement in any manner which the Escrow Agent shall deem undesirable, or at any other time, the Escrow Agent may resign by notifying PanAmerican and Park Lane and McAlpine, Ltd. in writing, by certified mail to its or his address set forth above, and until (i) the acceptance by a successor Escrow Agent as shall be appointed by PanAmerican and McAlpine Ltd. or (ii) sixty (60) days following the date upon which notice was mailed, whichever occurs sooner, the Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of this Agreement.

         13. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

                            [Signature Page Follows.]

                                                                     EXECUTION A

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date and year first above written.

                                        DEVITT, THISTLE & DEVITT, P.A.

                                        By: __________________________________
                                            J. Jeffrey Thistle, Esq.

McALPINE PARK LANE, INC.                PANAMERICAN BANCORP

By: _______________________________     By: _________________________________
    Name:                                   Michael Golden, President and CEO
    Title:

McALPINE LTD.                           FRANKLIN NATIONAL FINANCIAL GROUP, LLC

By:________________________________     By: ___________________________________
   Henry Propper, Managing Director         Name:
                                            Title:

                                                                     EXECUTION A

                                   EXHIBIT "A"

                        PARK LANE PARTICIPATION AGREEMENT

                                                                     EXECUTION A

                                   EXHIBIT "B"

                         LIMITED PARTICIPATION AGREEMENT

                                                                     EXECUTION A

                                   EXHIBIT "C"

                                  ESCROW AGENT
                                  FEE SCHEDULE

        Hourly at the rate of $250.00 per hour. Minimum fee of $3,500.00.